SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |_|   Preliminary Proxy Statement       |_|   Confidential, For Use of
         |X|   Definitive Proxy Statement              the Commission Only (as
         |_|   Definitive Additional Materials         permitted by Rule 14a-6
         |_|   Soliciting Material Pursuant to         (e)(2)
               Rule 14a-11(c) or Rule 14a-12


                              TAG-IT PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

          |X|  No Fee Required
          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5)  Total fee paid:

--------------------------------------------------------------------------------
          |_|  Fee paid with preliminary materials:

--------------------------------------------------------------------------------
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          (3)  Filing party:

--------------------------------------------------------------------------------
          (4)  Date filed:

--------------------------------------------------------------------------------

                              TAG-IT PACIFIC, INC.
              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------


TIME...................................         9:00 a.m.  Pacific Daylight Time
                                                on June 12, 2003

PLACE..................................         Tag-It Pacific, Inc.'s Corporate
                                                Headquarters  at  21900  Burbank
                                                Boulevard,  Suite 270,  Woodland
                                                Hills, California 91367.

ITEMS OF BUSINESS......................         (1)  To elect  three  Class  III
                                                     members  of  the  Board  of
                                                     Directors  for   three-year
                                                     terms.      The     persons
                                                     nominated  by our  Board of
                                                     Directors   (Messrs.   Mark
                                                     Dyne and Colin Dyne and Ms.
                                                     Donna     Armstrong)    are
                                                     described       in      the
                                                     accompanying          Proxy
                                                     Statement.

                                                (2)  To approve an  amendment to
                                                     the  Company's  1997  Stock
                                                     Plan   to   increase    the
                                                     maximum number of shares of
                                                     common  stock  that  may be
                                                     issued  pursuant  to awards
                                                     granted under the plan from
                                                     2,277,500     shares     to
                                                     2,577,500  shares;  and

                                                (3)  To   transact   such  other
                                                     business  as  may  properly
                                                     come   before   the  Annual
                                                     Meeting and any adjournment
                                                     or postponement.

RECORD DATE............................         You  can  vote  if  you  were  a
                                                stockholder  of the  Company  at
                                                the close of  business  on April
                                                18, 2003.

PROXY VOTING...........................         All  stockholders  are cordially
                                                invited  to  attend  the  Annual
                                                Meeting in person.  However,  to
                                                ensure  your  representation  at
                                                the  Annual  Meeting,   you  are
                                                urged   to  vote   promptly   by
                                                signing   and    returning   the
                                                enclosed  Proxy  card.  IF  YOUR
                                                SHARES ARE HELD IN STREET  NAME,
                                                YOU   MUST   OBTAIN   A   PROXY,
                                                EXECUTED IN YOUR FAVOR, FROM THE
                                                HOLDER  OF RECORD IN ORDER TO BE
                                                ABLE  TO  VOTE  AT  THE   ANNUAL
                                                MEETING.

Woodland Hills, California
April 24, 2003                                  /s/ Ronda Sallmen
                                                --------------------------------
                                                Ronda Sallmen
                                                Chief Financial Officer

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                                                            TAG-IT PACIFIC, INC.
                                             21900 BURBANK BOULEVARD, SUITE 270,
                                                WOODLAND HILLS, CALIFORNIA 91367

         PROXY STATEMENT
--------------------------------------------------------------------------------


         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tag-It Pacific, Inc., a Delaware corporation ("Tag-It," the "Company", "we", or "us"), of Proxies to be voted at our 2003 Annual Meeting of stockholders and at any adjournments or postponements.

         You are invited to attend our Annual Meeting of stockholders on June 12, 2003, beginning at 9:00 a.m. Pacific Daylight Time. The meeting will be held at the Company's corporate headquarters at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367.

STOCKHOLDERS ENTITLED TO VOTE.

         Holders of Tag-It common stock and convertible redeemable series C preferred stock at the close of business on April 18, 2003 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of April 18, 2003, there were 9,619,909 shares of common stock outstanding. Holders of our convertible redeemable series C preferred stock have the right to vote with our common stock based on the number of common shares that the series C preferred shares could be converted into on the record date. As of April 18, 2003, the outstanding shares of convertible redeemable series C preferred stock were convertible into 607,288 shares of common stock, which shares are entitled to vote with our common stock.

MAILING OF PROXY STATEMENTS.

         We anticipate mailing this Proxy Statement and the accompanying Proxy to stockholders on or about May 1, 2003.

PROXIES.

         Your vote is important. If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written Proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a share owner of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM.

         The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING.

         Each share of Tag-It common stock is entitled to one vote on each matter properly brought before the meeting. In addition, each share of convertible redeemable series C preferred stock is entitled to one vote for each share of common stock into which it is convertible on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS.

         The three nominees for Class III director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

AMENDMENT OF THE 1997 STOCK PLAN.

         It is proposed to amend the 1997 Stock Plan to increase the number of shares of common stock that the Company may issue pursuant to awards under the 1997 Stock Plan from 2,277,500 shares to 2,577,500 shares. This amendment will require the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of common stock that are present or represented by proxy at the Annual Meeting.

OTHER MATTERS.

         At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

         In the event a shareholder proposal was not submitted to the Company prior to April 16, 2003, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Item 1 is the election of three members of the Board of Directors. In accordance with our Certificate of Incorporation, the Board of Directors is grouped into three classes. At each Annual Meeting, directors constituting one class are elected, each for a three-year term. Our bylaws presently provide that the number of directors shall not be less than two nor more than nine, with the exact number to be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at eight.

         The Class III directors whose terms expire at the 2003 Annual Meeting are Mark Dyne, Colin Dyne and Donna Armstrong. The Board of Directors has nominated Mark Dyne, Colin Dyne and Donna Armstrong to serve as Class III directors for terms expiring in 2006. The Class I directors are serving terms that expire in 2004, and the Class II directors are serving terms that expire in 2005. Three Class III directors will be elected at the Annual Meeting.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as Class III directors:

                                    Mark Dyne
                                   Colin Dyne
                                 Donna Armstrong

         If elected, Mark Dyne, Colin Dyne and Donna Armstrong are expected to serve until the 2006 Annual Meeting of stockholders. The three nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

         The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to nominees, continuing directors and officers of the Company as of April 18, 2003:

                                         YEAR FIRST
                                         ELECTED OR
                                         APPOINTED
NAME                            AGE       DIRECTOR     POSITION
----                            ---       --------     --------

CLASS III DIRECTOR NOMINEES:
-----------------------------
(terms expiring in 2003)

Mark  Dyne (3)...............   42          1997       Chairman of the Board of
                                                         Directors
Colin Dyne (3)...............   40          1997       Chief Executive Officer,
                                                         President and Director
Donna Armstrong..............   41          2001       Director

CONTINUING DIRECTORS:
CLASS I DIRECTORS
(terms expiring in 2004)

Kevin Bermeister.............   42          1999       Director
Brent Cohen..................   44          1998       Director

CLASS II DIRECTORS (1)
(terms expiring in 2005)

Michael Katz.................   61          1998       Director
Jonathan Burstein (2)........   36          1999       Vice President of
                                                         Operations and Director

OTHER OFFICERS:
Jonathan Markiles............   38                     Secretary and Vice
                                                         President of Strategic
                                                         Planning and Business
                                                         Development
Ronda Sallmen................   37                     Chief Financial Officer

         (1)      There is currently a vacancy in the Class II directors.

         (2)      Jonathan   Burstein   is  Colin   Dyne's   and   Mark   Dyne's
                  brother-in-law.

         (3)      Colin Dyne and Mark Dyne are brothers.

CLASS III DIRECTOR NOMINEES: TERMS EXPIRING IN 2003

         MARK DYNE                     Mr.  Dyne has served as  Chairman  of the
                                       Board of  Directors  since 1997.  He also
                                       serves  as   Chairman  of  the  Board  of
                                       Directors    of     Brilliant     Digital
                                       Entertainment,  Inc.,  a publicly  traded
                                       corporation. Mr. Dyne currently serves as
                                       the  Chief  Executive   Officer  and  the
                                       Managing  Director  of  EuroPlay  Capital
                                       Advisors,  LLC,  a merchant  banking  and
                                       advisory firm. He is a founder and former
                                       director  of Sega  Ozisoft  Pty  Ltd.,  a
                                       leading   distributor  of   entertainment
                                       software  in  both   Australia   and  New
                                       Zealand. Mr. Dyne previously served as Chairman and Chief Executive Officer of
                                       Sega Gaming Technology Inc. (USA), a gaming company. Mr. Dyne also served as Chairman and Chief Executive Officer of
                                       Virgin Interactive Entertainment Ltd., a distributor of computer software programs and video games based in London, England.
                                       Mr. Dyne was a founder and director of Packard Bell NEC Australia Pty. Ltd., a manufacturer and distributor of personal computers through the Australian mass merchant channel.


         COLIN DYNE                    Mr. Dyne founded Tag-It, Inc., one of our
                                       subsidiaries,  in 1991  with his  father,
                                       Harold  Dyne,   and  has  served  as  our
                                       President  since  inception  and  as  our
                                       Chief   Executive   Officer  since  1997.
                                       Before founding Tag-It, Inc. in 1991, Mr.
                                       Dyne worked in numerous  positions within
                                       the   stationery    products    industry,
                                       including  owning  and  operating  retail
                                       stationery  businesses  and servicing the
                                       larger   commercial   products   industry
                                       through contract stationery and printing operations. Mr. Dyne is the brother of Mark Dyne.


         DONNA ARMSTRONG               Ms.  Armstrong  was appointed as a member
                                       to the Board of  Directors  in  September
                                       2001. From 1996 to present, Ms. Armstrong
                                       has been employed by the UK-based  thread
                                       conglomerate Coats plc where she has held
                                       several  key  positions  with  the  Coats
                                       North   American   businesses,    Finance
                                       Director of the Coats European businesses
                                       and most recently as the Chief  Financial
                                       Officer  of  the  Coats  North   American
                                       businesses.  Ms.  Armstrong served as the
                                       Accounting    Manager   for   Continental
                                       General   Tire,   a   German-owned   tire
                                       manufacturer,   from  1995-1996.   Before
                                       joining  Continental  General  Tire,  Ms.
                                       Armstrong  was employed  with  Deloitte &
                                       Touche  for 11 years  where she  attained
                                       the  position  of Senior  Manager  in the
                                       Audit  Advisory   Services   practice  in
                                       Charlotte,  North Carolina. In this role,
                                       she was  responsible  for providing audit
                                       and business advisory services to private
                                       and publicly held  companies with primary
                                       focus in the manufacturing  industry. Ms.
                                       Armstrong    is   a   certified    public
                                       accountant   for  the   state   of  North
                                       Carolina.

CLASS I DIRECTORS: TERMS EXPIRING IN 2004

         KEVIN BERMEISTER              Mr. Bermeister has served on our Board of
                                       Directors  since  1999.  He  has  been  a
                                       director     of     Brilliant     Digital
                                       Entertainment, Inc. since August 1996 and
                                       has served as its President since October
                                       1996 and as its Chief  Executive  Officer
                                       since   the   beginning   of  2001.   Mr.
                                       Bermeister  is a director of Sega Ozisoft
                                       Pty.  Ltd. and  previously  served as its
                                       Co-Chief    Executive    Officer.     Mr.
                                       Bermeister  is a founder of Sega  Ozisoft
                                       which  commenced  business  in 1982.  Mr.
                                       Bermeister  also is a director of Packard
                                       Bell NEC  Australia  Pty. Ltd. and Jacfun
                                       Pty. Ltd. Jacfun owns the Darling Harbour
                                       property   occupied  by  the  Sega  World
                                       indoor  theme park in Sydney,  Australia.
                                       Mr.  Bermeister  has  served on  numerous
                                       advisory    boards,    including   Virgin
                                       Interactive Entertainment Ltd.

                                       Member:   COMPENSATION  COMMITTEE,  AUDIT
                                       COMMITTEE

         BRENT COHEN                   Mr.  Cohen  has  served  on the  Board of
                                       Directors   since  1998.  Mr.  Cohen  has
                                       served as president  and chief  executive
                                       officer of US SEARCH since February 2000.
                                       From July 1987 through  October 1998, Mr.
                                       Cohen held  senior  management  positions
                                       with Packard Bell NEC  (formerly  Packard
                                       Bell   Electronics),    including   Chief
                                       Operating   Officer,    Chief   Financial
                                       Officer   and   President--Consumer   and
                                       International.  Subsequently,  Mr.  Cohen
                                       served  on  the  board  of  advisors  and
                                       directors  of  several   companies   from
                                       October 1998 through  January 2000.  From
                                       January  1980 through  December  1982 and
                                       from  January  1985 through June 1987 Mr.
                                       Cohen held various  management  positions
                                       in both  the  management  consulting  and
                                       auditing   practice  of  Arthur  Young  &
                                       Company  (now Ernst & Young).  Mr.  Cohen
                                       holds a Bachelor  of Commerce  degree,  a
                                       Graduate Diploma in Accounting and an MBA
                                       from the University of Cape Town in South
                                       Africa.    He   is   also   a   chartered
                                       accountant.

                                       Member:   COMPENSATION  COMMITTEE,  AUDIT
                                       COMMITTEE

         CLASS II DIRECTORS: TERMS EXPIRING IN 2005

         MICHAEL KATZ                  Mr.  Katz  has  served  on our  Board  of
                                       Directors since 1998. Mr. Katz has served
                                       as President, Chief Operating Officer and
                                       director    of    Transducer     Controls
                                       Corporation,  a manufacturer  of position
                                       and  pressure  transducers,  from 1987 to
                                       the present.  From 1987 to June 2002, Mr.
                                       Katz  also  served  as  President,  Chief
                                       Operating   Officer   and   director   of
                                       Tedea-Huntleigh,  Inc., a manufacturer of
                                       load-cells and  force-transducers.  Since
                                       1999,   Mr.   Katz  has  also  served  as
                                       Chairman    of    Lebow    Products,    a
                                       manufacturer of  torque-transducers.  Mr.
                                       Katz holds an MBA and Bachelor of Science degree in mechanical engineering.

                                       Member:  AUDIT COMMITTEE

         JONATHAN BURSTEIN             Mr.  Burstein  has  served  as  our  Vice
                                       President  of  Operations  since 1999 and
                                       has  served  on our  Board  of  Directors
                                       since  1999.  During  this  period,   Mr.
                                       Burstein has been responsible for many of
                                       the internal  operations  of the Company,
                                       including   logistics,   purchasing   and
                                       managing key customer relationships. From
                                       1987 until 1999,  Mr.  Burstein  has been
                                       responsible  for  managing  many  of  our
                                       largest  customer   accounts,   including
                                       transitioning  customers  to our  Managed
                                       Trim  Solution   e-commerce  system.  Mr.
                                       Burstein is the  brother-in-law  of Colin
                                       Dyne and Mark Dyne.

OTHER OFFICERS

         JONATHAN MARKILES             Mr.   Markiles  is  our  Vice  President,
                                       Strategic     Planning    and    Business
                                       Development,  and Secretary. Mr. Markiles
                                       joined  Tag-It,  Inc.  in May 1994 as our
                                       general   manager   where   he  has  been
                                       responsible for production,  distribution
                                       and  international   operations.   Before
                                       joining   Tag-It,   Inc.,  Mr.   Markiles
                                       received his MBA from the  University  of
                                       Southern  California  in May  1994.  From
                                       1987 until August 1992, Mr. Markiles held
                                       various   operational    positions   with
                                       Windshields America, Inc., a national chain of autoglass stores.


         RONDA SALLMEN                 Ms.  Sallmen  has  served  as  our  Chief
                                       Financial  Officer since she joined us in
                                       June 2000. Before joining us, Ms. Sallmen
                                       was a senior manager at BDO Seidman, LLP,
                                       independent public accountants, where she
                                       was the director of the Apparel  Industry
                                       Practice in Los Angeles,  California.  In
                                       this  role,  she  was   responsible   for
                                       providing audit,  transaction support and
                                       business advisory services to private and
                                       publicly held companies.  Ms. Sallmen has
                                       over ten years  experience in the apparel
                                       industry.  She was also a  member  of the
                                       advisory  board  of  a  leading   apparel
                                       industry   group.   Ms.   Sallmen   is  a
                                       certified public  accountant and a member
                                       of the  American  Institute  of Certified
                                       Public  Accountants  and  the  California
                                       State   Society   of   Certified   Public
                                       Accountants.

         Pursuant to the series C preferred stock purchase agreement entered into by us and Coats North America Consolidated, Inc., and for so long as Coats North America Consolidated holds 66 2/3% of the shares of the our series C preferred stock that it purchased in September 2001, we have agreed to use commercially reasonable efforts to cause a representative designated by Coats North America Consolidated to be nominated to serve as director of our company. Donna Armstrong currently serves as one of our directors pursuant to this agreement. BOARD MEETINGS AND COMMITTEES.

         The Board of Directors held five general meetings, including two meetings of a special committee designated by the Board of Directors, during fiscal 2002. Each director attended at least 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 2002. The Board of Directors maintains an audit committee and a compensation committee.

         The audit committee currently consists of Messrs. Bermeister, Cohen and Katz. The compensation committee currently consists of Messrs. Bermeister and Cohen.

         The role and responsibilities of the audit committee are set forth in a written charter adopted by the Board. The audit committee approves the engagement of independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants and meets quarterly with the independent public accountants and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The audit committee reports its recommendations as to the approval of our financial statements to the Board of Directors. All audit committee members are independent directors as defined in the listing standards of the American Stock Exchange. The audit committee held seven meetings during fiscal 2002.

         The compensation committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option plan and executive incentive compensation. The compensation committee held three meetings and acted two additional times by unanimous written consent during fiscal 2002.

DIRECTOR COMPENSATION

         We currently pay nonemployee directors $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Non-employee directors, Messrs. Bermeister, Cohen and Katz, received 25,000 options each to purchase shares of the Company's common stock in April 2003. We also reimburse directors for their reasonable travel expenses incurred in attending board or committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         There are no interlocking relationships involving any of our compensation committee members required by the Securities and Exchange Commission to be reported in this Proxy Statement and none of our officers or full-time employees serves on our compensation committee.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer, and as to each of the other most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                    COMPENSATION
                                                                    ------------
                                                       ANNUAL        NUMBER OF
                                   FISCAL YEAR      COMPENSATION     SECURITIES
NAME AND                             ENDED      -------------------  UNDERLYING
PRINCIPAL POSITION                 DECEMBER 31   SALARY   OTHER (1)   OPTIONS
--------------------------------   -----------  --------  --------- ------------

Colin Dyne......................      2002      $438,305  $ 55,787    100,000
     Chief Executive Officer,         2001       326,536    51,680     50,000
         President and Director       2000       317,000    54,940    140,000

Jonathan Burstein...............      2002      $197,980  $ 21,005     25,000
     Vice President of                2001       187,596    22,434     15,000
         Operations and Director      2000       167,980    27,942     50,000

Ronda Sallmen (2)...............      2002      $118,592  $ 11,248     25,000
     Chief Financial Officer          2001       142,308     8,833     20,000
                                      2000        74,505     1,554     55,000

Jonathan Markiles ..............      2002      $200,000  $   --         --
     Vice President of Strategic      2001       190,769      --       15,000
         Planning and Business        2000       178,846      --       30,000
         Development and
         Secretary
----------

(1) Other compensation indicated in the above table consists of car and expense allowances and medical and disability insurance.

(2)      Ms. Sallmen joined the Company in June 2000.

OPTION GRANTS IN FISCAL 2002

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2002. This information includes hypothetical potential gains from stock options granted in fiscal 2002. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the 10-year life of the stock options granted in fiscal 2002. These assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                          OPTION GRANTS IN FISCAL 2002

                                     PERCENT OF
                                       TOTAL
                                      OPTIONS                                     POTENTIAL
                        NUMBER OF    GRANTED TO                                REALIZABLE VALUE
                       SECURITIES     EMPLOYEES    EXERCISE                       AT ASSUMED
                       UNDERLYING        IN        OR BASE                   RATE OF STOCK PRICE
                         OPTIONS       FISCAL      PRICE PER   EXPIRATION      APPRECIATION FOR
NAME                     GRANTED       YEAR(1)     SHARE(2)       DATE          OPTION TERM(3)
----                   -----------   ----------    --------   -----------    --------------------
                                                                                 5%         10%
                                                                                 --         ---
Colin Dyne.........    100,00(4)       37.0%        $ 3.63      12/31/12     $ 228,289  $ 578,529
Jonathan Burstein..     25,00(5)        9.3           3.63      12/31/12        57,072    144,632
Ronda Sallmen......     25,00(5)        9.3           3.63      12/31/12        57,072    144,632
Jonathan Markiles..         --           --            --          --            --         --

----------

(1) We granted options covering an aggregate of 270,000 shares of common stock to employees during the fiscal year ended December 31, 2002.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to various conditions.
(3) The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Common Stock.
(4)      These options vested immediately upon the date of the grant.
(5) These options vest quarterly over a one-year period beginning on the date of grant.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the underlying securities on the American Stock Exchange ($3.63 per share) on December 31, 2002, the last trading day during 2002, as reported by the American Stock Exchange. No options were exercised by the Named Executive Officers during fiscal 2002.


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

                       SHARES                    NUMBER OF SECURITIES
                      ACQUIRED                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                         ON        VALUE             OPTIONS AT                IN-THE-MONEY OPTIONS AT
                      EXERCISE    REALIZED        DECEMBER 31, 2002               DECEMBER 31, 2002
------------------    --------    --------    ---------------------------    ---------------------------
NAME                                          EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                                          -----------   -------------    -----------   -------------

Colin Dyne .......       --        $  --        435,000           --           $  --          $  --
Jonathan Burstein.       --           --        115,000         25,000          69,900           --
Ronda Sallmen.....       --           --         75,000         25,000            --             --
Jonathan Markiles.       --           --         80,000           --            46,600           --


EMPLOYMENT CONTRACTS

         None of the Named Executive Officers have employment agreements with the Company and their employment may be terminated at any time.

STOCK INCENTIVE PLAN

         The Company adopted the Tag-It Pacific, Inc. 1997 Stock Plan (the "1997 Plan") in October 1997. The purpose of the 1997 Plan is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of the Company or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders. Currently, the maximum number of shares of common stock that may be issued pursuant to awards granted under the 1997 Plan is 2,277,500, subject to certain adjustments to prevent dilution. Any shares of common stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1997 Plan.

         The 1997 Plan authorizes its administrator to enter into any type of arrangement with an eligible participant that, by its terms, involves or might involve the issuance of (1) shares of common stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the common stock, or (3) any other security or benefit with a value derived from the value of the common stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the provisions of the 1997 Plan, the Compensation Committee will have full and final authority to select the executives and other employees to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. No participant may receive awards representing more than 25% of the aggregate number of shares of common stock that may be issued pursuant to all awards under the 1997 Plan.

         As of December 31, 2002, 259,000 shares of common stock remained available for grant of awards to eligible participants under the 1997 Plan.

                        REPORT OF COMPENSATION COMMITTEE

         The Compensation Committee is charged with the responsibility of administering all aspects of the Company's executive compensation programs. The committee, which currently is comprised of two independent, non-employee directors, also grants all stock options and otherwise administers the 1997 Plan. In connection with its deliberations, the committee seeks, and is significantly influenced by, the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

         TOTAL  COMPENSATION.  It  is  the  philosophy  of  the  committee  that executive compensation should be structured to provide an appropriate relationship between executive compensation and performance of the Company and the share price of the common stock, as well as to attract, motivate and retain executives of outstanding abilities and experience. The principal elements of total compensation paid to executives of the Company are as follows:

         BASE SALARY. Base salaries are negotiated at the commencement of an executive's employment with the Company, and are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, and the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company. Base salaries may be annually adjusted in the sole discretion of the committee to reflect changes in any of the foregoing factors.

         STOCK INCENTIVE PLAN OPTIONS AND AWARDS. Under the 1997 Plan, the committee is authorized to grant any type of award which might involve the issuance of shares of common stock, options, warrants, convertible securities, stock appreciation rights or similar rights or any other securities or benefits with a value derived from the value of the common stock. The number of options granted to an individual is based upon a number of factors, including his or her position, salary and performance, and the overall performance and stock price of the Company.

         ANNUAL INCENTIVES. The committee believes that executive compensation should be determined with specific reference to the Company's overall performance and goals, as well as the performance and goals of the division or function over which each individual executive has primary responsibility. In this regard, the committee considers both quantitative and qualitative factors. Quantitative items used by the committee in analyzing the Company's performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the committee's assessment of such matters as the enhancement of the Company's image and reputation, expansion into new markets, and the development and success of new strategic relationships and new marketing opportunities.

         DETERMINATION OF CHIEF EXECUTIVE OFFICER'S COMPENSATION. The committee believes that the Chief Executive Officer's compensation should be determined with specific reference to the Company's overall performance and goals applying the same quantitative and qualitative factors with which it determines the annual incentives of its other executive officers. The committee set the base salary for the Chief Executive Officer for the fiscal year 2002 at a level which is designed to provide the Chief Executive Officer with a salary which is competitive with salaries paid to chief executive officers of similarly-sized companies in the industry and commensurate with the Chief Executive Officer's experience.

         OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Effective January 1, 1994, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the approval of the performance goals by the stockholders of the Company.

         All compensation paid to the Company's employees in fiscal 2002 will be fully deductible. With respect to compensation to be paid to executives in 2003 and future years, in certain instances such compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

                                                Compensation Committee:

                                                         Kevin Bermeister
                                                         Brent Cohen

                            REPORT OF AUDIT COMMITTEE

         The audit committee of the Board of Directors, which consists of 3 independent directors, as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange, has furnished the report set forth below.

         The audit committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the Board. The audit committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

         The audit committee is responsible for overseeing the Company's overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2002, the audit committee:

         - Reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and BDO Seidman, LLP ("BDO"), the Company's independent auditors;

         - Discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

         - Received written disclosures and a letter from BDO regarding its independence as required by Independence Standards Board Standard No. 1. The audit committee discussed with BDO their independence; and

         - Based on its review of the audited financial statements and discussions with management and BDO, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         The audit committee also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

         AUDIT FEES

         The aggregate fees billed by BDO for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year, were $109,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         BDO did not bill any fees for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         ALL OTHER FEES

         The aggregate fees billed by BDO for services rendered to the Company other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2002, were $1,870.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                                Audit Committee:

                                                             Kevin Bermeister
                                                             Brent Cohen
                                                             Michael Katz

                                PERFORMANCE GRAPH

         The following graph sets forth the percentage change in cumulative total stockholder return of the common stock of the Company during the period from January 23, 1998 to December 31, 2002, compared with the cumulative returns of the American Stock Exchange Composite Index and The Dow Jones Textiles & Apparel Index. The comparison assumes $100 was invested on January 23, 1998 in the common stock of the Company and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.




                          [PERFORMANCE GRAPH OMITTED]







                                                      Cumulative Total Return
                       --------------------------------------------------------------------------------------
                       January 23,  December 31,   December 31,    December 31,   December 31,   December 31,
                          1998          1998           1999            2000           2001           2002
                       --------------------------------------------------------------------------------------
Tag-It Pacific, Inc.     100.00        109.38         140.63          101.58          98.75          90.75
AMEX Market Value        100.00        107.33         137.12          140.90         134.27         120.42
Dow Jones Textiles &
  Apparel                100.00         83.74          81.52           99.06          99.90          93.10


           CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Except as disclosed in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or senior officers of the Company, nor any stockholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2002, or which is presently proposed.

TRANSACTIONS INVOLVING OUR OFFICERS, DIRECTORS, OR THEIR IMMEDIATE FAMILY AND AFFILIATES

         Pursuant to a consulting agreement, we paid $150,000 in consulting fees to Diversified Consulting, LLC, a company owned by Audrey Dyne, mother of Colin Dyne and Mark Dyne, for the year ended December 31, 2002. We also paid $70,800 in consulting fees to Kevin Bermeister, a director, for the year ended December 31, 2002.

         As of December 31, 2002, we were indebted to Monto Holdings Pty. Ltd. in the aggregate amount of $60,919. Mark Dyne, our Chairman, holds a significant equity interest in Monto Holdings Pty. Ltd. Kevin Bermeister, one of our directors, also holds an equity interest in Monto Holdings Pty. Ltd. The loans from Monto Holdings Pty. Ltd. are all evidenced by promissory notes and are due and payable on the fifteenth day following the date on which the holder of the promissory note makes written demand for payment.

         Mark Dyne loaned us $160,000 in August 1999 and $15,000 in January 1999. This indebtedness is evidenced by unsecured promissory notes, dated August 17, 1999 and January 31, 1999, which are due and payable on demand and bear interest at a rate of 7.0% and 7.5% per annum. During the year ended December 31, 2000, we repaid $95,205 to Mr. Dyne. In October 2000, Mark Dyne loaned us a further $500,000. This indebtedness is evidenced by a convertible secured subordinated promissory note, dated October 4, 2000, which is due and payable on demand, bears interest at a rate of 11.0% per annum and convertible at the election of the holder into our common stock at a price of $4.50 per share. At December 31, 2002, we were indebted to Mr. Dyne in the aggregate amount of $579,795.

         As of December 31, 2002, Colin Dyne was indebted to Tag-It, Inc. as part of a series of loans in the aggregate amount of $636,669. A portion of this indebtedness is evidenced by a promissory note, dated August 31, 1997, in the principal amount of $71,542 and a promissory note, dated October 15, 1997, in the principal amount of $6,089. Both promissory notes are due and payable on demand and bear interest at a rate of 7.5% per annum. The remaining indebtedness is due and payable on demand and bears interest at 8.5% and prime. In addition to these two promissory notes, Colin Dyne loaned the Company $185,000 in December 2000. The note payable is unsecured, bears interest at a rate of 11% and is due on demand. The aggregate net amount due from Mr. Dyne during the year ended December 31, 2002 amounted to $451,669.

         As of December 31, 2002, Jonathan Burstein was indebted to Tag-It, Inc. as part of a series of loans in the aggregate amount of $92,689, the largest aggregate balance during the year ended December 31, 2002. This indebtedness bears interest of 7.5 % and is due and payable on demand.

         In a series of transactions on December 28, 2001, January 7, 2002 and January 8, 2002, we entered into stock and warrant purchase agreements with three private investors, including Mark Dyne, the chairman of our board of directors. Pursuant to the stock and warrant purchase agreements, we issued Mr. Dyne an aggregate of 166,666 shares of common stock at a price per share of $3.00 for aggregate proceeds of $499,998. Pursuant to the stock and warrant purchase agreements, 83,334 warrants to purchase common stock were issued to Mr. Dyne. The warrants are exercisable immediately after closing, one half of the warrants at $4.34 per share and the second half at $4.73 per shares, representing 110% and 120%, respectively, of the market value of our common stock on the date of closing. The exercise price for the warrants shall be adjusted upward by 25% of the amount, if any, that the market price of our common stock on the exercise date exceeds the initial exercise price (as adjusted) up to a maximum exercise price of $5.25. The warrants have a term of four years. The shares contain restrictions related to the sale or transfer of the shares, registration and voting rights.

         On October 4, 2002, we entered into a note payable agreement with Harris Toibb, the beneficial owner of approximately 13% of our common stock at April 18, 2003, in the amount of $500,000 to fund additional working capital requirements. The note payable was unsecured, due on demand, accrued interest at 4% and was subordinated to UPS Capital. This note was re-paid on February 28, 2003.

TRANSACTIONS INVOLVING STRATEGIC RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS

         In October 1998, KG Investment, LLC, a Los Angeles-based private investment company, purchased 2,390,000 restricted shares of our common stock for an aggregate price of $2,688,750. KG Investment, LLC, is currently a significant stockholder, owning approximately 25.6% of the outstanding shares of our common stock at December 31, 2002. KG Investment, LLC is also affiliated with Tarrant Apparel Group, our largest customer, because the owners of KG Investment, LLC are Gerard Guez, Chairman of the Board and Chief Executive Officer and a significant stockholder of Tarrant Apparel Group, and Todd Kay, President and a significant stockholder of Tarrant Apparel Group. Total sales to Tarrant for the years ended December 31, 2002, 2001 and 2000 amounted to approximately $24,947,000, $18,438,000 and $23,760,000. As of December 31, 2002,
2001 and 2000, accounts receivable related parties included approximately $9,362,000, $4,995,000 and $8,270,000 due from Tarrant. Terms are net 60 days.
During the year ended December 31, 1999, we loaned Mr. Guez $75,000 in the form of an unsecured promissory note which bears interest at prime and is payable on demand.

         In connection with this investment, KG Investment, LLC agreed not to dispose of its shares of common stock before October 16, 2000, except to affiliated parties, without our prior written consent. After October 16, 2000, KG Investment, LLC may sell or transfer any of the shares in accordance with applicable law; provided that we have an assignable right of first refusal to purchase the shares upon the same or economically equivalent terms and conditions, if the sale is not made in accordance with the volume restrictions of Rule 144 under the Securities Act of 1933 or in connection with a public offering initiated by us. We granted KG Investment, LLC piggyback registration rights which entitles it to sell its shares of common stock in a registered public offering in the same proportion as shares of common stock sold in the same offering by any of Colin Dyne, Mark Dyne, the Estate of Harold Dyne, Larry Dyne or Jonathan Burstein. During 2002, KG Investments, LLC transferred 195,000 shares to Gerard Guez and 1,195,000 shares to Todd Kay.

         On December 22, 2000, we entered into an exclusive supply agreement with Azteca Production International, Inc., AZT International SA D RL, and Commerce Investment Group, LLC. Pursuant to this supply agreement we provide all trim-related products for certain programs manufactured by Azteca Production International. The agreement provides for a minimum aggregate total of $10,000,000 in annual purchases by Azteca Production International and its affiliates during each year of the three-year term of the agreement, if and to the extent, we are able to provide trim products on a basis that is competitive in terms of price and quality. Under the terms of the supply agreement, we issued 1,000,000 shares of restricted common stock to Commerce Investment Group, LLC, or approximately 10.7% the outstanding shares of our common stock at December 31, 2002. The shares of restricted stock were issued at the market price of our stock at the time of issuance. Total sales to Azteca for the years ended December 31, 2002, 2001 and 2000 amounted to approximately $16,946,000, $9,016,000 and $1,878,000. As of December 31, 2002, 2001 and 2000, accounts receivable related parties included approximately $5,408,000, $2,920,000 and $771,000 due from Azteca. Terms are net 60 days. Transportation fees paid to a company that has common ownership with Azteca for the years ended December 31, 2002 and 2001 amounted to $225,000 and $15,000.

         In accordance with the series C preferred stock purchase agreement entered into by the Company and Coats North America Consolidated, Inc., an affiliate of Coats, plc, on September 20, 2001, 759,494 shares of series C convertible redeemable preferred stock were issued to Coats North America Consolidated, Inc. in exchange for an equity investment from Coats North America Consolidated of $3 million cash. Pursuant to the series C preferred stock purchase agreement, and for so long as Coats holds 66 2/3% of the shares of the series C preferred stock, the Company has agreed to use commercially reasonable efforts to cause a representative designated by Coats to be nominated to serve as director of our company. Each holder of the series C preferred shares has the right to vote with the common stock based on the number of common shares that the series C preferred shares could then be converted into on the record date. In connection with the series C preferred stock purchase agreement, the Company also entered into a 10-year co-marketing and supply agreement with Coats that provides for selected introductions into Coats' customer base and the Company's trim packages will exclusively offer thread manufactured by Coats. Total purchases from Coats for the years ended December 31, 2002 and 2001 amounted to approximately $12,276,000 and $18,247,000.

ITEM 2: PROPOSAL TO AMEND THE 1997 STOCK PLAN
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors has approved an amendment (the "Plan Amendment") to the Tag-It Pacific, Inc. 1997 Stock Plan to increase the number of shares of common stock available for issuance under the 1997 Plan from 2,277,500 shares to 2,577,500 shares. The 1997 Plan is attached hereto as Appendix A. The Plan Amendment is being submitted to the Company's stockholders for approval.

         The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares of common stock are available for issuance under the 1997 Plan. At April 18, 2003, only 259,000 shares remained available for grants of awards under the 1997 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to our current employees. The increase in the number of shares available for awards under the 1997 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

         At April 18, 2003, the last reported sales price of the common stock on the American Stock Exchange was $4.22 per share.

SUMMARY OF THE 1997 PLAN

         PURPOSE. The purpose of the 1997 Plan is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of the Company or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

         ADMINISTRATION. The 1997 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors. The party administering the 1997 Plan is referred to as the "Administrator." Subject to the provisions of the 1997 Plan, the Administrator has full and final authority to (i) select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1997 Plan, (ii) determine the type, size and terms of individual awards to be made to each person selected, (iii) determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to determine the duration and purpose of leaves of absences which may be granted to holders of awards without constituting termination of their employment, (vi) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1997 Plan, (vii) by resolution adopted by the Board, to authorize one or more officers of the Company to designate eligible employees of the Company or any of its subsidiaries to be recipients of awards and/or determine the number of such awards to be received by such employees, provided that the resolution so authorizing such officer or officers shall specify the total number of awards such officer or officers may award, and (viii) make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1997 Plan. The Administrator has full power and authority to administer and interpret the 1997 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1997 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

         ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 1997 Plan. No Participant may receive awards representing more than 25% of the aggregate number of shares of common stock that may be issued pursuant to all awards under the 1997 Plan. At April 18, 2003, approximately 72 officers, directors and employees of the Company were eligible to receive awards under the 1997 Plan.

         TYPES OF AWARDS. Awards authorized under the 1997 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's common stock, or a derivative security with an exercise or conversion price related to the common stock or with a value derived from the value of the common stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1997 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         CONSIDERATION. The common stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the common stock or other property at a value less than the fair market value of the common stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the common stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of common stock or the amount of other property otherwise issuable pursuant to such award.

         TERMINATION OF AWARDS. All awards granted under the 1997 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of common stock not purchased thereunder shall again be available for issuance under the 1997 Plan.

         AMENDMENT AND TERMINATION OF THE 1997 PLAN. The Administrator may amend the 1997 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1997 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 1997 Plan without the consent of the recipient of the award. In any event, the 1997 Plan shall terminate on October 1, 2007 (ten years following the date it was approved by the Company's stockholders) unless sooner terminated by action of the Board of Directors.

         EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1997 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1997 Plan is designed to comply with Rule 16b-3.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

         As of April 18, 2003, the only type of award granted by the Company under the 1997 Plan has been stock options. The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options") based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 1997 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her common stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition.

         If the optionee disposes of the common stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that
(i) the lesser of (a) the fair market value of the shares of common stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of common stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held.

         The use of stock acquired through exercise of an Incentive Stock Option
to  exercise  an  Incentive   Stock  Option  will   constitute  a  disqualifying
disposition if the ISO Holding Period Requirements have not been satisfied.

         For alternative minimum tax purposes, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of common stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

         CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the 1997 Plan. In general, at the time shares of common stock are issued to a holder pursuant to the exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

         A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the sales price and the tax basis of the common stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of common stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

         CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information as of December 31, 2002 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

                                                                                      NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE      REMAINING AVAILABLE
                                   BE ISSUED UPON EXERCISE     EXERCISE PRICE OF      FOR FUTURE ISSUANCE
                                   OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,       UNDER EQUITY
                                     WARRANTS AND RIGHTS      WARRANTS AND RIGHTS     COMPENSATION PLANS
                                   -----------------------    --------------------    --------------------
Equity    compensation   plans
approved by security holders.....         1,733,500                  $3.48                  544,000

Equity  compensation plans not
approved by security holders.....           608,122                  $4.35                        -
                                   -----------------------                            -------------------

   Total.........................         2,341,622                  $3.71                  544,000
                                   =======================                            ===================


         See Note 13 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K filed for the fiscal year ended December 31, 2002 for information regarding the material features of the above plans. Each of the above plans provides that the number of shares with respect to which options and warrants may be granted, and the number of shares of Common Stock subject to an outstanding option or warrant, shall be proportionately adjusted in the event of a subdivisions or consolidation of shares or the payment of a stock dividend on Common Stock.

REQUIRED VOTE

         The approval of the Plan Amendment requires the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of the Company's common stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENT.

                             PRINCIPAL STOCKHOLDERS

         The following table presents information regarding the beneficial ownership of our common stock as of April 18, 2003:

         o each person who is known to us to be the beneficial owner of more than 5.0% of our outstanding common stock;

         o        each of our directors;

         o        the Named Executive Officers; and

         o        all of our directors and executive officers as a group

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock under warrants or options currently exercisable or exercisable within 60 days of the date of this information are deemed outstanding for purposes of computing the percentage ownership of the person holding such warrants or options but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at April 18, 2003. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

         The address of each person listed is in our care, at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

NAME OF BENEFICIAL OWNER                               NUMBER OF       PERCENT
                                                        SHARES         OF CLASS
--------------------------------------------           ---------       --------

DIRECTORS:
Colin Dyne (1)..............................           2,192,580         21.6%
Mark Dyne (2)...............................           1,090,512         10.8%
Kevin Bermeister (3)........................             222,117          2.3%
Jonathan Burstein (4).......................             223,288          2.3%
Brent Cohen (5).............................              70,000             *
Michael Katz (6)............................              50,000             *

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
Jonathan Markiles (7) ......................             133,248          1.4%
Ronda Sallmen (8) ..........................              87,500             *

5% HOLDERS:
KG Investment, LLC
3151 East Washington Blvd.
Los Angeles, CA  90023......................           2,390,000         24.8%

Harris Toibb
307 21st Street
Santa Monica, CA  90402 (9).................           1,290,498         13.0%

Commerce Investment Group, LLC
5804 E. Slauson Ave., Commerce, CA 90046 ...           1,000,000         10.4%

The Estate of Harold Dyne (10)..............             757,507          7.8%

Coats North America Consolidated, Inc.
Two Lake Point Plaza
4135 South Stream Blvd.
Charlotte, NC  28217 (11) ..................             607,288          5.9%

Talon, Inc.
c/o Grupo Industrial Cierres Ideal
Paseo de la Reforma Num. 2608 PH
Col. Lomas Altas
Mexico D.F., 11950 .........................             500,000          5.2%

Directors and executive officers as a group
(9 persons) (12) ...........................           4,069,245         36.5%

*  Less than one percent.

(1) Includes 535,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable and 1,000,000 shares of common stock owned by Commerce Investment Group, LLC which are voted by Colin Dyne pursuant to a voting agreement.
(2) Includes 268,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 83,334 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable and 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible.
(3) Includes 65,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(4) Includes 127,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(5) Consists of 70,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(6) Consists of 50,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(7) Includes 80,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable and 39,235 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.
(8) Consists of 87,500 shares of common stock reserved for issuance upon exercise of stock options which are currently exercisable.
(9) Includes 333,332 shares of common stock reserved for issuance upon exercise of warrants which are currently exercisable.
(10) Harold Dyne served as our President until his death in October 1999. The estate of Mr. Dyne exercises beneficial ownership over shares which he previously held. The shares consist of 659,507 shares of common stock held by H&A Dyne Holdings, LP and 98,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(11) Consists of 759,494 shares of series C convertible redeemable preferred stock, convertible into 607,288 shares of common stock. The shares are convertible at the election of the holder after September 20, 2003 and are entitled to vote with our common stock based on the number of common shares that the series C preferred shares could be converted into on the record date.
(12) Includes 1,283,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 1,000,000 shares of common stock owned by Commerce Investment Group, LLC which are voted by Colin Dyne pursuant to a voting agreement, 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible and 122,569 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other stockholders of the company, or taken from documents filed with the Securities and Exchange Commission.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2002, all of the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the exception of the following: Colin Dyne, Jonathan Burstein and Ronda Sallmen each filed a Form 5 on February 12, 2003 reporting one transaction occurring on December 31, 2002, which transactions should have been previously reported on a Form 4.

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2004 Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by February 14, 2004. In addition, in the event a stockholder proposal is not received by the Company by April 16, 2004, the Proxy to be solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.


         SEC rules and regulations provide that if the date of the Company's 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2004 Annual Meeting. Upon determination by the Company that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         BDO Seidman, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for fiscal 2002 and have been selected by the Board of Directors to serve as independent auditors for fiscal 2003. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RONDA SALLMEN, CHIEF FINANCIAL OFFICER, TAG-IT PACIFIC, INC., 21900 BURBANK BOULEVARD, SUITE 270, WOODLAND HILLS, CALIFORNIA 91367.

                                             ON BEHALF OF THE BOARD OF DIRECTORS

                                             /s/ Ronda Sallmen
                                             -----------------------
                                             Ronda Sallmen
                                             Chief Financial Officer

Tag-It Pacific, Inc.,
21900 Burbank Boulevard, Suite 270,
Woodland Hills, California 91367

April 24, 2003

                                  APPENDIX "A"

                              AMENDED AND RESTATED

                             1997 STOCK OPTION PLAN


1. PURPOSE OF THE PLAN.

The purpose of this 1997 Stock Plan (the "Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Tag-It Pacific, Inc. (the "Company") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2. ADMINISTRATION OF THE PLAN.

The Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee of the Board (the "Committee") whose members shall serve at the pleasure of the Board. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan as may be adopted from time to time by the Board.

The Board shall have all the powers vested in it by the terms of the Plan, including authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted "Awards" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each person selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (vii) by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and (viii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company or any of its subsidiaries.

3. PERSONS ELIGIBLE UNDER THE PLAN.

Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of Awards under the Plan.

4. AWARDS.

(a) COMMON STOCK AND DERIVATIVE SECURITY AWARDS. Awards authorized under the Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the same may be amended from time to time) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

(b) TYPES OF AWARDS. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

(c) CONSIDERATION. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

(d) GUIDELINES. The Board may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

(e) TERMS AND CONDITIONS. Subject to the provisions of the Plan, the Board, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

     (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "Incentive Stock Option");

     (ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

     (iii)a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Board, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 of the Plan.

(f) SUSPENSION OR TERMINATION OF AWARDS. If the Company believes that a Participant has committed an act of misconduct as described below, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

(g) MAXIMUM GRANT OF AWARDS TO ANY PARTICIPANT. No Participant shall receive Awards representing more than 25% of the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan as set forth in
Section 5 hereof.

5. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Stock Options) shall not exceed an aggregate of 2,277,500 shares of Common Stock, subject to adjustment as provided in Section 7 of the Plan. Shares of Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this Section 5, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: (i) the number of shares of Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and (ii) the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6. PAYMENT OF AWARDS.

The Board shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Board may, upon request of a Participant, determine that all or a portion of a payment to that Participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7. DILUTION AND OTHER ADJUSTMENT.

In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities as a class (other than cash dividends), then the Board may, but it shall not be required to, make such equitable adjustments to the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Plan; and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Participant in any fiscal year) as the Board in its sole discretion determines appropriate, including any adjustments in the maximum number of shares referred to in Section 5 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan.

8. MISCELLANEOUS PROVISIONS.

(a) DEFINITIONS. As used herein, "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, of the Company; and the term "or" means "and/or."

(b) CONDITIONS ON ISSUANCE. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

(c) RIGHTS AS STOCKHOLDER. A participant under the Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(d) ASSIGNMENT OR TRANSFER. Subject to the discretion of the Board, and except with respect to Incentive Stock Options which are not transferable except by will or the laws of descent and distribution, Awards under the Plan or any rights or interests therein shall be assignable or transferable.

(e) AGREEMENTS.  All Awards granted under the Plan shall be evidenced by written
agreements  in  such  form  and  containing   such  terms  and  conditions  (not
inconsistent with the Plan) as the Board shall from time to time adopt.

(f) WITHHOLDING TAXES. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to the restrictions imposed by any and all governmental authorities.

(g) NO RIGHTS TO AWARD. No Participant or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge a Participant at any time for any reason whatsoever, with or without good cause.

(h) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Participant receiving an Award.

(i) FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

9. AMENDMENTS AND TERMINATION.

(a) AMENDMENTS. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Participant affected, the Board may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.


(b) STOCKHOLDER APPROVAL. To the extent that Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any amendment of the Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

(c) TERMINATION. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after October 1, 2007.

10. EFFECTIVE DATE.

The Plan is effective on October 1, 1997, the date on which it was adopted by the Board of Directors of the Company and the holders of the majority of the Common Stock of the Company.

11. GOVERNING LAW.

The Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of Delaware applicable to contracts made within, and to be performed wholly within, such state, without regard to the application of conflict of laws rules thereof.

                              TAG-IT PACIFIC, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Colin Dyne and Ronda Sallmen, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 12, 2003, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:


A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.    To elect the following two nominees as Class III directors:

          Mark Dyne                  Colin Dyne                 Donna Armstrong

      |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

      |_| WITHHELD for all nominees listed above

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

      ------------------------------------------------------------------------

      The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.    To amend the  Company's 1997 Stock  Plan to increase the  maximum number of shares of common stock which may be issued pursuant to awards granted under the plan.

      |_| FOR                        |_| AGAINST                    |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated April 24, 2003 and the accompanying Proxy Statement relating to the Annual Meeting.

                              Dated:___________________________, 2003

                              Signature:_____________________________

                              Signature:_____________________________
                              Signature(s) of Stockholder(s)
                              (See Instructions Below)

                              The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

|_|  Please indicate by checking this box if you anticipate attending the Annual
                                    Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE